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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) - December 4, 2002

                                 AmeriKing, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                          (State or other jurisdiction
                        of incorporation or organization)

                        2215 Enterprise Drive, Suite 1502
                              Westchester, Illinois
                    (Address of principal executive offices)

                                   36-3970707
                                (I.R.S. employer
                               identification no.)

                                      60154
                                   (Zip code)

         Registrant's telephone number, including area code 708-947-2150

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

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Item 3.  Bankruptcy or Receivership

     On December 4, 2002, AmeriKing, Inc. and its subsidiaries ("the Company") filed petitions in the United States Bankruptcy Court for the District of Delaware to commence a consolidated voluntary bankruptcy proceeding under Chapter 11 of the United States Bankruptcy Code. The debtors remain in possession of their assets, and continue to operate their businesses as "debtors in possession" pursuant to sections 1107 (a) and 1108 of the Bankruptcy code. The proceeding has been designated as case number 02-13515.

     The Company's press release dated December 4, 2002 has been attached as an exhibit.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westchester, State of Illinois.

                                         AMERIKING, INC.

December 11, 2002                        /s/ Joseph Langteau
-------------------------                ------------------------------
Date                                     Joseph Langteau
                                         President, Chief Executive
                                         Officer, Chief Operating Officer
                                         and Director

December 11, 2002                        /s/ Michael J. Nicholas
-------------------------                ------------------------------
Date                                     Michael J. Nicholas
                                         Vice President of Finance, Treasurer
                                         and Director

December 11, 2002                        /s/ John C. Clark
-------------------------                ------------------------------
Date                                     John C. Clark
                                         Vice President of Accounting and
                                         Corporate Controller